UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2020

GALAXY GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6480 Cameron Street Suite 305
Las Vegas, Nevada 89118
(Address of principal executive offices)

(702) 939-3254
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 16, 2020 Galaxy Gaming, Inc. (“Galaxy” or the “Company”) and Zions Bancorporation, N.A. dba Nevada State Bank (the “Lender”) entered into a Seventh Amendment to Credit Agreement (the “Seventh Amendment”), pursuant to which the Credit Agreement, dated April 24, 2018, by and between Galaxy and the Lender (as amended on April 22, 2019, May 6, 2019, August 16, 2019, October 14, 2019, August 14, 2020 and October 26, 2020, the “Credit Agreement”) was amended as described herein.  The Seventh Amendment modifies the minimum EBITDA covenant for the Company through the term of the Credit Agreement.  The Seventh Amendment contains representations and warranties and affirmations regarding the Seventh Amendment and the Credit Agreement that are customary for financing transactions.  Other than as specifically referenced in the Seventh Amendment, the Credit Agreement remains in full force and effect.

The foregoing description of the Seventh Amendment is not complete and is qualified in its entirety by reference to the Seventh Amendment filed as Exhibit 10.1 hereto.

Item 2.02.	Results of Operations and Financial Condition.

On November 17, 2020, the Company issued a press release regarding its financial results for the quarter ended September 30, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Seventh Amendment to Credit Agreement, dated November 16, 2020, between Galaxy Gaming, Inc., a Nevada corporation, and Zions Bancorporation N.A. dba Nevada State Bank.

99.1	Galaxy Gaming, Inc. Press Release Announcing Third Quarter Earnings, dated November 17, 2020.

Signature Page Follows

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2020

GALAXY GAMING, INC.

	By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer